UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 15, 2006


                                 SIRICOMM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

           Delaware                      0-18399                  62-1386759
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation)                    File No.)           Identification No.)


2900 Davis Boulevard, Suite 130, Joplin, Missouri            64804
-------------------------------------------------          ----------
    (Address of principal executive offices)               (Zip Code)


                                 (417) 626-9961
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01 Entry into a Material Agreement

         On March 15, 2006, SiriCOMM, Inc.("SiriCOMM" or the "Registrant") entered into an Amendment Agreement with Idling Solutions, L.L.C., a Texas limited liability company. This amended agreement amends the Network Access Services Agreement dated February 7, 2005. The amendment lowers the initial monthly fee per truck, sets forth minimum purchase requirements, further defines certain deployment dates and sets the purchase price and payment terms that SiriCOMM will sell its Pulse Box product to Idling Solutions.

         On March 15, 2006, the Registrant entered into an Amendment Agreement with Sat-Net Communications, L.L.C. ("Sat-Net"), a Texas limited liability company. The amended agreement amends the Network Installation Agreement dated February 7, 2005 which provided for, among other things, that Sat-Net was to provide and install its VSAT/802.11 terminals at SiriCOMM's designated locations. Pursuant to the amendment, Sat-Net agreed to reimburse SiriCOMM $50,000 for servers and access points previously delivered to SiriCOMM that no longer function to SiriCOMM's specificity or are out of warranty. SiriCOMM agreed to defer the reimbursement and will ultimately forgive such reimbursement should Sat-Net cause Idling Solutions to purchase at least 20,000 Pulse Box units from SiriCOMM within the eighteen (18) months from the successful operational date of SiriCOMM's 900 mhz network.

         In addition, Sat-Net agreed to assign 200,000 shares of SiriCOMM's common stock that was originally issued by SiriCOMM to Sat-Net pursuant to the Network Installation Agreement.

         On March 15, 2006, SiriCOMM entered into an Agreement with DirecTruck, L.L.C., a Texas limited liability company, whereby SiriCOMM agreed to acquire from DirecTruck certain proprietary rights, intellectual property, test results and other rights, title and interest related to the product known as the Pulse Box. These additional enhancements to the Pulse Box were specifically developed by DirecTruck outside of SiriCOMM's original intended use of the device and these enhancements are essential to the intended use of Idling Solutions. This allows SiriCOMM to own all proprietary information and intellectual property related to the use of the Pulse Box product.

         Sat-Net, Idling Solutions and DirecTruck are affiliated entities.

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

Item 9.01 Financial Statements and Exhibits

         c)       Exhibits

                  10.1 Amendment Agreement dated March 15, 2006, entered into between SiriCOMM, Inc. and Idling Solutions, L.L.C.
                  10.2 Amendment Agreement dated March 15, 2006, entered into between SiriCOMM, Inc. and Sat-Net Communications, L.L.C.
                  10.3 Agreement dated March 15, 2006, entered into between SiriCOMM, Inc. and DirecTruck, L.L.C.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SIRICOMM,  INC.
                                                      (Registrant)


Date: March 16, 2006                                  By: /s/ J. Richard Iler
                                                         -----------------------
                                                         J. Richard Iler,
                                                         Chief Financial Officer

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